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                                                                    EXHIBIT 10.3


                              CAREERBUILDER, INC.

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.           Purpose.

             The purpose of this 1999 Non-Employee Director Stock Option Plan (the "Plan") of CareerBuilder, Inc. (the "Company") is to encourage ownership in the Company by non-employee directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.           Administration.

             The Board of Directors shall supervise and administer the Plan. All questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board of Directors and such resolution shall be final and binding upon all persons having an interest in the Plan. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Plan to a committee appointed by the Board of Directors, and if a committee is so appointed, all references to the Board of Directors in the Plan shall mean and relate to such committee.

3.           Participation in the Plan.

             Directors of the Company who are not employees of the Company or any subsidiary of the Company ("non-employee directors") shall be eligible to receive options under the Plan.

4.           Stock Subject to the Plan.

             (a) Subject to adjustment under Section 7, Options may be made under the Plan for up to an aggregate number of shares of the Company's Common Stock, par value $0.01 per share ("Common Stock") equal to (i) ____________ less (ii) the sum of (X) the number of shares as to which "Awards" have previously been made or shares issued under the Company's 1999 Stock Incentive Plan (the "Omnibus Plan"), as such number shall be reduced to the extent shares become reavailable for issuance under the Omnibus Plan pursuant to Section 4(a) thereof, (Y) the number of shares as to which options are then outstanding under the Company's 1999 Employee Stock Purchase Plan (the "Purchase Plan") and the number of shares previously sold under the Purchase Plan and (Z) the number of shares as to which options are then outstanding under the Company's Stock Option Plan (the "Option Plan") and the number of shares previously issued upon
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the exercise of options granted under the Option Plan and the number of shares of restricted or unrestricted stock granted under the Option Plan then outstanding, as such numbers shall be reduced to the extent shares become reavailable for issuance under the Option Plan pursuant to its terms.

             (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

             (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

             (d) Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.           Terms, Conditions and Form of Options.

             Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

             (a)(i) Automatic Option Grant Dates. Options shall automatically be granted to all non-employee directors as follows:

                         (1) Each non-employee director who is serving on the Board on the effective date (the "Effective Date") of the initial public offering (the "IPO") of the Common Stock and who continues to serve after the closing of the IPO (an "IPO Director") shall be granted an Option to purchase ____ shares of Common Stock as of the Effective Date.

                         (2) Each IPO Director who is serving on the Board at the adjournment of the annual meeting of the Company held in the year 2000 or at the adjournment of any subsequent annual meeting shall be granted an option to purchase ______ shares of Common Stock at the close of business on the date of each such adjournment[; provided, however, that no further grants shall be made after the non-employee director has





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                                      received five such grants].

                         (3) Following the IPO, each non-employee director who is not an IPO Director shall be granted an Option to purchase ______ shares of Common Stock at the close of business on the date such non-employee director is first elected to serve on the Board.

                         (4) Following the IPO, each non-employee director who is not an IPO Director and who is serving on the Board at the adjournment of any annual meeting which begins after the date of his or her election shall be granted an Option to purchase ______ shares of Common Stock at the close of business on the date of each such adjournment; provided, however, that no further grants shall be made after the non-employee director has received five such grants.

         (ii) Periodic Grants of Options. Subject to execution by the non-employee director of an appropriate option agreement, the Board may grant additional options to purchase a number of shares to be determined by the Board in recognition of services provided by a non-employee director in his or her capacity as a director, provided that such grants are in compliance with the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended from time to time ("Rule 16b-3").

Each date of grant of an option pursuant to this Section 5(a) is hereinafter referred to as an "Option Grant Date".

         (b) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal (i) the closing price on any national securities exchange on which the Common Stock is listed, (ii) the closing price of the Common Stock on the Nasdaq National Market or (iii) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal, on the Option
Grant Date.    Notwithstanding the preceding sentence, the option exercise price per share for each Option granted on the Effective Date shall be the price per share for which the Common Stock was offered to the public in the IPO. If no sales of Common Stock were made on the Option Grant Date, the price of the Common Stock for purposes of clauses (i) and (ii) above shall be the reported price for the next preceding day on which sales were made.

(c) Transferability of Options. Except as the Board may otherwise determine





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or provide in an option granted under the  Plan, any option granted under the
Plan to an optionee shall not be transferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative. References to an optionee, to the extent relevant in the context, shall include references to authorized transferees.

         (d)     Vesting Period.

                 (i) General. Each option granted under the Plan pursuant to Section 5(a)(i) above shall become exercisable on the first anniversary of the date of grant of such option; provided, however, that the optionee is serving as a director of the Company on such vesting date (it being understood that a director whose term expires at an Annual Meeting of Stockholders and who does not stand for re-election is deemed to be a director on (but not following) the date of such Annual Meeting for the purposes of this Section 5
if he continues to serve through the date of such Annual Meeting).   Each
option granted under the Plan pursuant to Section 5(a)(ii) above shall become exercisable on such terms as shall be determined by the Board and set forth in the option agreement with the respective optionee.

                 (ii) Acceleration Upon Acquisition Event. Notwithstanding the foregoing, each outstanding option granted under the Plan shall immediately become exercisable in full upon the occurrence of Change in Control (as defined in Section 8) with respect to the Company.

                 (iii) Right to Receive Restricted Stock. Notwithstanding the provisions of Section 5(d)(i) above, the Board shall have the authority to grant options (including options granted pursuant to Section 5(a)(i) above) which are immediately exercisable subject to the Company's right to repurchase any unvested shares of stock acquired by the optionee on exercise of an option in the event such optionee's service as a director terminates for any reason.

         (e) Termination. Each option shall terminate, and may no longer be exercised, on the earlier of (i) the date ten years after the Option Grant Date of such option or (ii) the first anniversary of the date on which the optionee ceases to serve as a director of the Company.

         (f) Exercise Procedure. An option may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash or by certified or bank check of the full consideration for the shares as to which they are exercised, (ii) delivery of outstanding shares of Common Stock (which have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the option exercise price, or (iii) an irrevocable undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the





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exercise price or delivery of irrevocable instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

         (g) Exercise by Representative Following Death of Director. An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.       Limitation of Rights.

         (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

         (b) No Stockholders' Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

         (c) Compliance with Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

7.       Adjustment Provisions for Mergers, Recapitalizations and Related
Transactions.

         If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or





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(ii) additional shares or new or different shares or other securities of the
Company or of another entity are distributed with respect to such shares of Common Stock, the Board of Directors shall make an appropriate and proportionate adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options), to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such optionholder would have held immediately following such event if he had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.

8.       A "Change in Control Event" shall mean:

         (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 30% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or

         (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a





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                 majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

         (c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).




9.       Termination and Amendment of the Plan.





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         The Board of Directors may suspend or terminate the Plan or amend it in any respect whatsoever.

10.      Notice.

         Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

11.      Governing Law.

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the internal laws of the State of Delaware (without regard to any applicable conflicts of laws or principles).

12.      Effective Date.

         The Plan shall become effective on the date hereof.


                                          Adopted by the Board of Directors on
                                          April ___, 1999


                                          Approved by the stockholders as of
                                          April ___, 1999





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